EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE INTERNATIONAL MULTI-MARKET LOCAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2011

1. The following replaces the first paragraph under "Overview" in "Investment Objectives & Principal Policies and Risks":

Overview. Each Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt (including U.S. Treasuries), mortgage-backed securities ("MBS"), floating-rate bank loans, secured floating-rate bank loans, municipal securities, corporate debt, other fixed-income securities (including taxable municipal securities), equity securities and commodities related investments. Each Fund engages in derivative transactions to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Global Macro Absolute Return Fund invests at least 50% of net assets in investment grade investments (rated at least BBB by Standard & Poor’s Ratings Group ("S&P"), Fitch Ratings ("Fitch") or Baa by Moody’s Investors Service, Inc. ("Moody’s")) and may invest the remainder of its assets in lower-rated or unrated investments. Global Macro Absolute Return Advantage Fund may invest in securities of any investment grade, including those rated below investment grade (which are those rated below Baa by Moody’s, or below BBB by S&P or Fitch) or in unrated securities considered to be of comparable quality by the investment adviser ("junk investments"). Global Macro Absolute Return Fund and Strategic Income Fund may invest up to 10% of net assets and Emerging Markets Local Income Fund and International Multi-Market Local Income Fund may invest up to 5% of net assets in equity securities. Global Macro Absolute Return Fund and International Multi-Market Local Income Fund normally invest in at least three different countries (one of which is the United States). Global Macro Absolute Return Advantage Fund normally invests at least 40% of its net assets in foreign investments. For purposes of determining compliance with this requirement and Emerging Markets Local Income Fund’s 80% Policy the absolute value of the notional amount of long and short derivative positions will be treated as Fund assets. Global Macro Absolute Return Advantage Fund normally invests at least 40% of its net assets in foreign investments. Each Fund may borrow for investment purposes and engage in securities lending.

2. The following replaces the first paragraph under "General" in "Investment Objectives & Principal Policies and Risks":

General. Unless otherwise stated, the Fund’s investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days’ written notice of any material change in the investment objective. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

3. The following replaces the first paragraph in "Valuing Shares":

Each Fund values its shares once each day only when the New York Stock Exchange (the "Exchange") is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

4. The following replaces "Exchange Privilege" in "Shareholder Account Features":

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Class C shares may be exchanged for Class I shares held in a proprietary fee-based program sponsored by a financial intermediary, provided that the Class C shares are no longer subject to a CDSC and the conditions for investing in Class I shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares". Ordinarily exchanges between different Funds are taxable transactions for federal tax purposes, while permitted exchanges of Class C shares for Class I shares are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

5. The following replaces "Global Macro Portfolio" in "Further Information About the Portfolios":

Global Macro Portfolio. The Portfolio’s investment objective is total return. The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Portfolio normally invests in multiple countries and may have significant exposure to foreign currencies. The Portfolio’s long and short investments primarily are sovereign exposures, including sovereign debt, currencies, and interest rates. The Portfolio may also invest in corporate debt and equity issuers, both foreign and domestic, including banks, and commodities-related investments. The Portfolio invests at least 50% of net assets in investment grade investments (rated at least BBB by S&P or Fitch or Baa by Moody’s) and may invest the remainder of its assets in lower-rated or unrated investments. The Portfolio’s investments may be highly concentrated in a geographic region or country, typically including less-developed countries, characterized as emerging and frontier markets. Normally, not more than 25% of the Portfolio’s assets are invested in securities or issuers in any one foreign country or denominated in any one currency other than the U.S. dollar or the euro. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Portfolio is a non-diversified fund. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.53%.

August 11, 2011	5282-8/11 GMIIFPS5